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                                                                    EXHIBIT 10.5

                          REGISTRATION RIGHTS AGREEMENT


         REGISTRATION RIGHTS AGREEMENT ("AGREEMENT"), dated as of September 24, 2002, by and between U.S. Plastic Lumber Corp. (the "COMPANY") and Halifax Fund, L.P. ("HALIFAX").

                              W I T N E S S E T H:

         The Company has issued and sold to Halifax (i) a warrant, issued on June 15, 2001, exercisable into 250,000 shares of common stock, par value $0.0001, of the Company ("COMMON STOCK") and (ii) a warrant, issued on August 16, 2001, exercisable into 250,000 shares of Common Stock (collectively, the "WARRANTS"). The shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the "WARRANT SHARES".

         The Company and Halifax have entered into an Exchange and Repurchase Agreement, dated as of September 24, 2002 (the "EXCHANGE AGREEMENT"), whereby the Company has agreed to exchange certain securities held by Halifax for, among other things, a 10% Subordinated Convertible Debenture (the "CONVERTIBLE DEBENTURE"). In consideration of the mutual promises, representations, warranties, covenants and conditions set forth in the Exchange Agreement and this Agreement, the Company and Halifax agree as follows:

         1. CERTAIN DEFINITIONS. Capitalized terms used herein and not otherwise defined shall have the respective meaning ascribed thereto in the Exchange Agreement, the Warrants or the Convertible Debenture. As used in this Agreement, the following terms shall have the following meanings:

                  "BUSINESS DAY" means any day other than a Saturday, Sunday or any other day on which the New York Stock Exchange or commercial banks in the city of New York are authorized or required to close.

                  "CLOSING" and "CLOSING DATE" shall have the meanings ascribed to such terms in the Exchange Agreement.

                  "COMMISSION" or "SEC" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  "DEFAULT PAYMENT RATE" shall have the meaning set forth in
Section 2(b)(i).

                  "HOLDER" and "HOLDERS" shall mean Halifax and any transferee of the Convertible Debenture, Warrants, Warrant Shares or Registrable Securities, other than any such securities that have been sold to the public pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act, or that have been sold in a private transaction and the transferor's rights have not been duly assigned in accordance with paragraph 11 of this Agreement.




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                  "HOLDERS' COUNSEL" shall mean a single law firm, designated as counsel for the Holders by the Holders of a majority of the aggregate number of Registrable Securities then issued or issuable (without regard to any limitations on such issuance).

                  "REGISTRABLE SECURITIES" shall mean: (i) the Warrant Shares issued or issuable to a Holder upon exercise of the Warrants; (ii) any shares of Common Stock issued or issuable to a Holder upon the conversion or exercise of the Convertible Debenture or any warrant or other security that is convertible or exercisable into shares of Common Stock (the Convertible Debenture and any such warrant or other security being collectively referred to herein as "CONVERTIBLE SECURITIES"), but only to the extent that such shares of Common Stock are not freely saleable to the public by such Holder pursuant to Rule 144(k) under the Securities Act (or any successor provision) assuming that no cash is paid by such Holder to the Company in connection with such exercise or conversion; and (iii) any shares of capital stock issued or issuable from time to time (with any adjustments) in replacement of, in exchange for or otherwise in respect of (whether as a result of a stock split, stock dividend, or otherwise) the shares of Common Stock described in (i) or (ii) above, the Warrants or any Convertible Securities.

                  The terms "REGISTER", "REGISTERED" and "REGISTRATION" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder (including without limitation Rule 415 thereunder), and the declaration or ordering of the effectiveness of such registration statement.

                  "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in connection with fulfilling its obligations under this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, "Blue Sky" fees and expenses, reasonable fees and disbursements of Holders' Counsel for a "due diligence" examination of the Company and review of the Registration Statement and related documents, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company); PROVIDED that the Company shall not be obligated to pay fees and expenses of Holders' Counsel in excess of $2,500 in connection with the due diligence examination of the Company and review of the Registration Statement described above.

                  "REGISTRATION STATEMENT" shall have the meaning set forth in
Section 2(a).

                  "REGULATION D" shall mean Regulation D as promulgated pursuant to the Securities Act, and as subsequently amended.

                  "SECURITIES ACT" or "ACT" shall mean the Securities Act of 1933, as amended.

                  "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for the Holders not included within "Registration Expenses".

                  "SUSPENSION NOTICE" shall have the meaning set forth in
Section 2(a)(v).




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         2. REGISTRATION REQUIREMENTS. Subject to the terms and conditions hereof, the Company shall use its reasonable best efforts to effect the registration of the Registrable Securities (including without limitation the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable "Blue Sky" or other state securities laws and appropriate compliance with applicable regulations issued under the Securities
Act) as would permit or facilitate the sale or distribution of all the Registrable Securities in the manner (including manner of sale) and in all states reasonably requested by a Holder. Such reasonable best efforts by the Company shall include the following:

                  (a) The Company shall:

                  (i) on or before the earlier to occur of (i) the fifteenth (15th) day following the date on which the Company becomes eligible to file a registration statement on Form S-3; (ii) the thirtieth (30th) day following a determination or acknowledgement by the Company that Halifax (or any Affiliate of Halifax) is an Affiliate of the Company; and (iii) April 15, 2003 (the "Filing Deadline"), prepare and file a registration statement with the Commission pursuant to Rule 415 under the Securities Act on, if the Company is then eligible to use such form, Form S-3 under the Securities Act, or in the event that the Company is ineligible to use such form, such other form as the Company is eligible to use under the Securities Act, covering the Registrable Securities (such registration statement, including all of the documents incorporated or deemed to be incorporated by reference therein, is referred to herein as the "REGISTRATION STATEMENT"), which Registration Statement, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), shall state that such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon exercise of the Warrants or conversion or exercise of any Convertible Securities; PROVIDED, HOWEVER, that no Holder shall be identified as an "underwriter" in the Registration Statement with respect to the sale of Registrable Securities. The number of shares of Common Stock initially included in such Registration Statement shall be no less than one and one-half times the number of Warrant Shares issuable upon exercise of the Warrants without regard to any limitation on a Holder's ability to exercise the Warrants. Thereafter, the Company shall use its reasonable best efforts to cause such Registration Statement to be declared effective as soon as possible, and in any event prior to 90 days following the Filing Deadline (or, if the staff of the SEC has informed the Company that the Registration Statement will be the subject of a full review, and the Company has used and continues to use its reasonable best efforts in obtaining effectiveness of the Registration Statement, one hundred and twenty (120) days). The Company shall



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                           provide each Holder and Holders' Counsel reasonable
                           opportunity to review any such Registration Statement or amendment or supplement thereto, or any response to comments of the staff of the SEC, prior to filing or submission. Without limiting the foregoing, the Company will promptly respond to all SEC comments, inquiries and requests, and shall request acceleration of effectiveness at the earliest possible date. If the Company is not initially eligible to use Form S-3 on the Filing Deadline, it will amend its Form S-1 or Form S-2 to a Form S-3 (or file a new Registration Statement on Form S-3, as appropriate) at such time that it becomes eligible to do so. The Company shall notify the Holders in writing (A) within one day following each of the SEC's clearance to request acceleration of effectiveness of the Registration Statement and the Company's request for such acceleration of effectiveness and (B) immediately upon the SEC's declaration of such effectiveness.

                  (ii) Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement and notify each Holder of the filing and effectiveness of such amendments or supplements.

                  (iii) After the Registration Statement is declared effective, furnish to each Holder such numbers of copies of a current prospectus conforming with the requirements of the Act, copies of the Registration Statement, any amendment or supplement thereto and any documents incorporated by reference therein and such other documents as such Holder may reasonably require in order to facilitate the disposition of Registrable Securities owned by such Holder.

                  (iv) Use its reasonable best efforts to register and qualify the securities covered by such Registration Statement under such other securities or "Blue Sky" laws of such states and jurisdictions as shall be reasonably requested by each Holder; provided that the Company shall not be required in connection therewith or as a condition thereto (a) to qualify to do business or to file a general consent to service of process in any such states or jurisdictions or (b) to subject itself to taxation in any such state or jurisdiction if it is not now so subject.

                  (v) Deliver to each Holder a written notice (a "SUSPENSION NOTICE") immediately of the happening of any event as a result of which the prospectus (including any supplements thereto or thereof and any information incorporated or deemed to be incorporated by reference therein) included in such Registration Statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and use its reasonable best efforts to promptly update and/or correct such prospectus, and immediately notify each Holder in writing when it has done so.



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                  (vi)     Notify each Holder immediately of the issuance by the
                           Commission or any state securities commission or agency of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company shall use its reasonable best efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

                  (vii) Permit Holders' Counsel to review the Registration Statement and all amendments and supplements thereto within a reasonable period of time prior to each filing, and shall not file any document in a form to which such counsel reasonably objects.

                  (viii) Use its reasonable best efforts to list the Registrable Securities covered by such Registration Statement with all securities exchange(s) and/or markets on which the Common Stock is then listed or traded and prepare and file any required filings with the National Association of Securities Dealers, Inc. or any exchange or market where the Common Stock is then listed or traded.

                  (ix) Take all steps necessary to enable Holders to avail themselves of the prospectus delivery mechanism set forth in Rule 153 (or successor thereto) under the Act.

                  (b) Each of the following events shall be deemed to be an "INTERFERING EVENT" hereunder:

                  (i) DELAY IN EFFECTIVENESS OF REGISTRATION STATEMENT. In the event that such Registration Statement has not been declared effective within ninety (90) days from the Filing Deadline (or, if the staff of the SEC has informed the Company that the Registration Statement will be the subject of a full review, and the Company has used and continues to use its reasonable best efforts in obtaining effectiveness of the Registration Statement, one hundred and twenty (120)
                           days), or an amendment thereto or new Registration Statement filed pursuant to paragraph (g) below has not been declared effective within ninety (90) days from the date on which the notice specified in such paragraph is received by the Company, then the Company shall pay in cash to each Holder a default payment at a rate (the "DEFAULT PAYMENT RATE") equal to two and one half percent (2.5%) of an amount determined by multiplying (x) the number of Registrable Securities issuable or issued and then held by such Holder (such number of issuable securities to be calculated without regard to any limitation on the exercise or conversion of the Warrants or any Convertible Securities) by (y) the Market Price for the Common Stock on the date such Interfering Event first occurs (the product of (x)



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                           and (y) being referred to herein as the "AGGREGATE
                           MARKET VALUE"), for each 30-day period (or portion thereof) during the period from and after the last day of either such 90-day period (or 120-day period, as provided above) until such Registration Statement or amendment thereto has been declared effective.

                  (ii) NO LISTING; PREMIUM PRICE REDEMPTION FOR DELISTING OF CLASS OF SHARES. In the event that the Company fails, refuses or is unable to continue the listing or quotation of the Common Stock on or with an Approved Market at any time during the period ("LISTING PERIOD") commencing on the date hereof and continuing thereafter for so long as any Registrable Securities are outstanding, then the Company shall pay in cash to each Holder a default payment at the Default Payment Rate times the Aggregate Market Value of the Registrable Securities issuable or issued and then held by such Holder (such number of issuable securities to be calculated without regard to any limitation on the exercise or conversion of the Warrants or any Convertible Securities) for each 30-day period (or portion thereof) during the Listing Period from and after such failure, refusal or inability to so list the Common Stock until the Common Stock is so listed or quoted.

                  (iii) BLACKOUT PERIODS. In the event any Holder is unable to sell all of its Registrable Securities under the Registration Statement, other than during (A) a Permitted Suspension Period (as defined in paragraph 2(f) below) or (B) in addition to any Permitted Suspension Period, any Post-Effective Amendment Period (as defined below), including without limitation by reason of any suspension or stop order with respect to the Registration Statement or the fact that an event has occurred as a result of which the prospectus (including any supplements thereto) included in such Registration Statement then in effect includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, or the number of shares of Common Stock covered by the Registration Statement is insufficient at such time to make such sales, but excluding any general suspension of trading of all securities on the market where the Common Stock is traded, then the Company shall pay in cash to each Holder a default payment at the Default Payment Rate times the Aggregate Market Value of the Registrable Securities issuable or issued and then held by such Holder (such number of issuable securities to be calculated without regard to any limitation on the exercise or conversion of the Warrants or any Convertible Securities) for each 30-day period (or portion thereof) from and after the date on which such Holder is unable to sell its Registrable Securities under the Registration Statement (after



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                           giving effect to any Permitted Suspension Period)
                           until such Holder is able to sell all of the Registrable Securities under the Registration Statement. For purposes hereof, "POST-EFFECTIVE AMENDMENT PERIOD" shall mean a period, not to exceed thirty (30) consecutive Business Days or ninety (90) calendar days in any twelve month period, that occurs while the Company is ineligible to use Form S-3 and during which the Company is required, on the reasonable advice of its outside counsel, to file a post-effective amendment to the Registration Statement in order to correct or supplement an untrue statement of material fact or an omission to state a material fact required to be stated therein or in the related prospectus or necessary to make the statements therein or in the related prospectus not misleading in light of the circumstances then existing or otherwise to comply with applicable securities laws and regulations.

                  (iv) CONVERSION DEFICIENCY; PREMIUM PRICE REDEMPTION FOR CONVERSION DEFICIENCY. In the event that the Company does not have a sufficient number of shares of Common Stock available to satisfy the Company's obligations to a Holder upon receipt of a Conversion Notice (as defined in the Debenture) or is otherwise unable or unwilling to issue such shares (including without limitation by reason of the limit described in
                           Section 10 below) in accordance with the terms of the Warrants or any Convertible Security upon the exercise or conversion thereof, then the Company shall pay in cash to such Holder a default payment at the Default Payment Rate times the Aggregate Market Value of the Registrable Securities issuable or issued and then held by such Holder (such number of issuable securities to be calculated without regard to any limitation on the exercise or conversion of the Warrants or any Convertible Securities), for each 30-day period (or portion thereof) that the Company fails or refuses to issue such shares in accordance with the terms of such exercise or conversion; and

                  (v) DEFAULT PAYMENT TERMS; STATUS OF UNPAID DEFAULT PAYMENTS. All default payments (which payments shall be pro rata on a per diem basis for any period of less than 30 days) required to be made in connection with the above provisions shall be paid in cash at any time upon demand, and whether or not a demand is made, by the tenth (10th) day of each calendar month for each partial or full 30-day period occurring prior to that date. Until paid as required in this Agreement, default payments shall be deemed added to, and a part of, the Obligations (as defined in the Security Agreement).

                  (vi) CUMULATIVE REMEDIES. Each default payment triggered by an Interfering Event shall be in addition to each other default payment triggered by another Interfering Event; PROVIDED, however, that in no event shall the Company be obligated to pay to any Holder default payments in an aggregate amount greater than the Default Payment Rate times the Aggregate Market Value of the Registrable Securities issuable or issued and then held by such Holder (such number of issuable securities to be calculated without regard to any limitation on the exercise or conversion of the Warrants or any Convertible Securities) for any 30-day period (or portion thereof). The default payments provided for above are in addition to and not in lieu or limitation of any other rights the Holders may have at law, in equity or under the terms of the Exchange Agreement, the




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                           Warrants, this Agreement or any other Transaction
                           Document, including without limitation the right to specific performance. Each Holder shall be entitled to specific performance of any and all obligations of the Company in connection with the registration rights of the Holders hereunder.

                  (vii) CERTAIN ACKNOWLEDGMENTS. The Company acknowledges that the occurrence of an Interfering Event will cause the Holders to suffer damages in an amount that will be difficult to ascertain, including without limitation damages resulting from the loss of liquidity in the Registrable Securities and the additional investment risk in holding the Registrable Securities. Accordingly, the parties agree that it is appropriate to include in this Agreement the foregoing provisions for default payments in order to compensate the Holders for such damages. The parties acknowledge and agree that the default payments set forth above represent the parties' good faith effort to quantify such damages and, as such, agree that the form and amount of such default payments are reasonable and will not constitute a penalty.

                  (c) If the Holder(s) intend to distribute the Registrable Securities by means of an underwriting, the Holder(s) shall so advise the Company. Any such underwriting may only be administered by investment bankers reasonably satisfactory to the Company. The Company shall only be obligated to permit one underwritten offering, which offering shall be determined by the Holders of a majority of the Registrable Securities then issued or issuable.

                  (d) If the Registrable Securities are to be sold in an underwritten offering, the Company shall:

                  (i) make such representations and warranties to the Holders and the underwriter or underwriters in form, substance and scope as are customarily made by issuers to underwriters in secondary offerings;

                  (ii) cause to be delivered to the sellers of Registrable Securities and the underwriter or underwriters opinions of independent counsel to the Company, dated the date of delivery of any Registrable Securities sold pursuant thereto, which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Holders and the underwriter(s) and their counsel and covering, without limitation, such matters as the due authorization and issuance of the securities being registered and compliance as to form with federal securities laws by the Company in connection with the authorization, issuance and registration thereof and other matters that are customarily given to underwriters in underwritten offerings, addressed to the Holders and each underwriter;

                  (iii) cause to be delivered, at the time of delivery of any Registrable Securities sold pursuant thereto, a "comfort" letter from the Company's independent certified public accountants addressed to the Holders and each underwriter stating that such accountants




                                      -8-
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                           are independent public accountants within the meaning
                           of the Securities Act and the applicable published rules and regulations thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent certified public accountants delivered in connection with secondary offerings;

                  (iv) enter into an underwriting agreement which shall include customary indemnification and contribution provisions to and from the underwriters and procedures for secondary underwritten offerings; and

                  (v) deliver such documents and certificates as may be reasonably requested by the Holders of the Registrable Securities being sold or the managing underwriter or underwriters to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement, if any.

                  (e) The Company shall make available for inspection by each Holder, representative(s) of all the Holders together, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney or accountant retained by any Holder or underwriter, all financial and other records customary for purposes of the Holders' due diligence examination of the Company and review of any Registration Statement, all SEC Documents (as defined in the Exchange Agreement) filed subsequent to the Closing, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement, provided that such parties agree in writing to keep such information confidential.

                  (f) Subject to Section 2(b) above, in connection with a proposed or pending merger, acquisition, financing or similar transaction, the Company may, for a period of not more than ten (10) consecutive Business Days or a total of not more than thirty (30) calendar days in any twelve (12) month period (a "PERMITTED SUSPENSION PERIOD"), delay the disclosure of material non-public information concerning such transaction the public disclosure of which at the time would not be, in the good faith opinion of the Board of Directors of the Company, in the best interests of the Company and which may, based on the written advice of outside counsel, be delayed under applicable law or regulation (a "DISCLOSURE DELAY"). The Company will use its reasonable best efforts to cause each Disclosure Delay to terminate at the earliest possible date.

                  (g) In the event that, subsequent to the date on which the initial Registration Statement filed hereunder is declared effective, a Holder wishes to include for resale under such Registration Statement Registrable Securities held by such Holder that were not included on such initial Registration Statement, the Company shall either amend such Registration Statement to include such securities, or file a new Registration Statement, or both, upon receipt of written notice to such effect from such Holder. The



                                      -9-
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Company shall promptly file such amendment or new Registration Statement, as the case may be, within ten (10) Business Days of receiving such notice, and shall use its reasonable best efforts to (i) cause any such amendment or additional Registration Statement, when filed, to become effective under the Securities Act as soon as practicable thereafter, and (ii) keep any such additional
Registration Statement effective during the period described in Section 5 below. All of the registration rights and remedies under this Agreement shall apply to the registration of such newly reserved shares and such new Registrable Securities, including without limitation the provisions providing for default payments contained herein.

         3. EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration, qualification or compliance with registration pursuant to this Agreement shall be borne by the Company, and all Selling Expenses of a Holder shall be borne by such Holder.

         4. REGISTRATION ON FORM S-3; OTHER FORMS. The Company shall use its reasonable best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms, or in the event that the Company is ineligible to use such form, such form as the Company is eligible to use under the Securities Act. Halifax acknowledges that, as of the Closing Date, the Company is ineligible to use Form S-3.

         5. REGISTRATION PERIOD. In the case of the registration effected by the Company pursuant to this Agreement, the Company will use its reasonable best efforts to keep such registration effective until the earliest to occur of the date on which (i) all the Holders have completed the public sales or distribution described in the Registration Statement relating thereto, (ii) such Registrable Securities may be sold under Rule 144(k) (provided that the Company's transfer agent has accepted an instruction from the Company to such effect) or (iii) there are no Registrable Securities outstanding.

         6. INDEMNIFICATION.

                  (a) COMPANY INDEMNITY. The Company will indemnify each Holder, each of its officers, directors and partners, and each person controlling such Holder, within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls such underwriter, within the meaning of
Section 15 of the Securities Act and the rules and regulations thereunder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document prepared by or on behalf of the Company (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such



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case to a Holder to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or the underwriter (if any) therefor and stated to be specifically for use therein, and provided, further, that the Company shall not be liable for any claim, loss, damage, liability, or expense (i) arising from an offer or sale made under the Registration Statement occurring after such Holder has received a Suspension Notice, or (ii) if the Holder fails to deliver at or prior to delivery of the securities being sold, a prospectus that is amended or supplemented, and such prospectus, as amended or supplemented, would have corrected the untrue statement or omission or alleged untrue statement or omission of a material fact contained in the prospectus delivered by the Holder, so long as the prospectus, as so amended or supplemented, has been delivered to such Holder at least one
(1) Business Day prior to the date on which it delivers such securities to the purchaser thereof. The indemnity agreement contained in this Section 6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent will not be unreasonably withheld).

                  (b) HOLDER INDEMNITY. Each Holder will, severally and not jointly, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers, partners, and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, each other Holder (if any), and each of their officers, directors and partners, and each person controlling such other Holder(s), against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document prepared by or on behalf of the Company, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, and will reimburse the Company and such other Holder(s) and their directors, officers and partners, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein, and provided that the maximum amount for which such Holder shall be liable under this indemnity shall not exceed the net proceeds received by such Holder from the sale of the Registrable Securities. The indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld).

                  (c) PROCEDURE. Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim in any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, is reasonably satisfactory to the Indemnified Party , and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Article except to the extent that the Indemnifying Party is materially and adversely affected by such failure to provide notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnifying Party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld). Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

         7. CONTRIBUTION. If the indemnification provided for in Section 6 herein is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein (other than by reason of the exceptions provided therein), then each such Indemnifying Party, in lieu of indemnifying each of such Indemnified Parties, shall contribute to the amount paid or payable by each such Indemnified Party as a result of such losses, claims, damages or liabilities as between the Company on the one hand and any Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of such Holder in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of any Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by such Holder.

                  In no event shall the obligation of any Indemnifying Party to contribute under this Section 7 exceed the amount that such Indemnifying Party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 6(a) or 6(b) hereof had been available under the circumstances.

                  The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by PRO RATA allocation (even if the Holders or the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraphs. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraphs shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         8. SURVIVAL. The indemnity and contribution agreements contained in Sections 6 and 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement or the Exchange Agreement or any underwriting agreement, (ii) any investigation made by or on behalf of any Indemnified Party or by or on behalf of the Company, and (iii) the consummation of the sale or successive resales of the Registrable Securities.

         9. INFORMATION BY HOLDERS. Each Holder shall furnish to the Company in writing such information regarding such Holder and the distribution and/or sale proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement within ten (10) Business Days of any such request. The intended method or methods of disposition and/or sale (Plan of Distribution) of such securities as so provided by such Holder shall be included without alteration in the Registration Statement covering the Registrable Securities and shall not be changed unless specifically requested in writing by such Holder.

         10. REPLACEMENT CERTIFICATES. The certificate(s) representing Registrable Securities held by a Holder may be exchanged by such Holder at any time and from time to time for certificates with different denominations representing an equal aggregate number of such Registrable Securities, as reasonably requested by such Holder upon surrendering the same. No service charge will be made for such registration or transfer or exchange.

         11. TRANSFER OR ASSIGNMENT. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The rights granted to Halifax or any other Holder by the Company under this Agreement may be transferred or assigned (in whole or in part) to a transferee or assignee of Warrants or Convertible Securities, as long as any such transfer or assignment is effected pursuant to the applicable provisions of the Exchange Agreement; provided that the Company must be given written notice by such transferring Holder at the time of or within a reasonable time after said transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned; and provided further that the transferee or assignee of such rights agrees in writing to be bound by the provisions of this Agreement applicable to a Holder.

         12. MISCELLANEOUS.

                  (a) REMEDIES. The Company and each Holder acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

                  (b) JURISDICTION. The Company and each Holder (i) hereby irrevocably submit to the non-exclusive jurisdiction of the federal and state courts sitting in New York County, New York for the purposes of any suit, action or proceeding arising out of or relating to this Agreement and (ii) hereby waive, and agree not to assert in any such suit action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. The Company and each Holder consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this paragraph shall affect or limit any right to serve process in any other manner permitted by law.

                  (c) NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing by facsimile, mail or personal delivery and shall be effective upon actual receipt of such notice. The addresses for such communications shall be:

                  to the Company:

                           U.S. Plastic Lumber Corp.
                           2300 W. Glades Road
                           Suite 440 West
                           Boca Raton, Florida 33431
                           Facsimile:       (561) 394-5335
                           Attention:       Bruce Rosetto

                  with a copy to:

                           Blank Rome Comisky & McCauley LLP
                           One Logan Square
                           Philadelphia, Pennsylvania 19103
                           Facsimile:       (215) 569-5628
                           Attention:       Alan L. Zeiger, Esq.

                  to Halifax:

                           Halifax Fund, L.P.
                           c/o The Palladin Group, L.P.
                           Investment Manager
                           195 Maplewood Avenue
                           Maplewood, New Jersey 07040
                           Facsimile:  (973) 313-6491
                           Attention:  Robert Chender/Maurice Hryshko

                  with a copy to:

                           Duval & Stachenfeld
                           300 East 42nd Street
                           New York, NY 10017
                           Attn: Robert L. Mazzeo, Esq.
                           Fax: 212-883-8883

         Any party hereto may from time to time change its address for notices by giving at least 10 days' written notice of such changed address to the other parties hereto.

                  (d) WAIVERS. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

                  (e) EXECUTION. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement, it being understood that all parties need not sign the same counterpart.

                  (f) PUBLICITY. The Company agrees that it will not disclose, and will not include in any public announcement, the name of any Holder without its express written approval, unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement. The Company agrees to deliver a copy of any public announcement regarding the matters covered by this Agreement or any agreement or document executed herewith to each Holder and any public announcement including the name of a Holder to such Holder, prior to the publication of such announcements.

                  (g) ENTIRE AGREEMENT. This Agreement, together with the Exchange Agreement, the Warrants, any Convertible Securities and the other Transaction Documents, contains the entire understanding and agreement of the parties with respect to the registration of Registrable Securities, and may not be modified or terminated except by a written agreement signed by both parties.

                  (h) GOVERNING LAW. This Agreement and the validity and performance of the terms hereof shall be governed by and construed and enforced in accordance with the internal laws of the State of New York applicable to contracts executed and to be performed entirely in such State.

                  (i) JURY TRIAL. Each party hereto waives the right to a trial by jury.

                  (j) TITLES. The titles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                           [Signature page to follow]

           In Witness Whereof, the parties hereto have caused this Agreement to be duly executed as of the date first above written.



                            U.S. PLASTIC LUMBER CORP.


                                            By: /s/ Bruce Rosetto
                                               --------------------------------
                                                     Name: Bruce Rosetto
                                                     Title: Secretary


                                            HALIFAX FUND, L.P.

                                            By:  THE PALLADIN GROUP, L.P.,
                                                 Attorney-in-Fact



                                            By: Maurice Hryshko
                                               --------------------------------
                                                     Name: Maurice Hryshko
                                                     Title: Counsel